                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

Seeks growth of capital

KEMPER
VALUE+GROWTH FUND

"... Thanks to a balanced approach, the fund was well positioned when the market favored value in the second quarter of 1999. ..."

                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
8
Terms to Know
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
17
Financial Statements
19
Notes to Financial Statements
22
Financial Highlights
24
Shareholders' Meeting



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

                                    KEMPER VALUE+
                                    GROWTH FUND
                                    -------------
CLASS A                                8.18
CLASS B                                7.82
CLASS C                                7.82
LIPPER GROWTH & INCOME FUNDS          11.05
CATEGORY AVERAGE*
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
  NET ASSET VALUE
--------------------------------------------------------------------------------
                                                        AS OF      AS OF
                                                       05/31/99   11/30/98
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS A                         $16.87     $15.82
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS B                         $16.36     $15.40
--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND CLASS C                         $16.36     $15.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
RANKINGS AS OF 5/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                                                 CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
    1-YEAR                                       #558 of    #591 of    #584 of
                                                828 funds  828 funds  828 funds
--------------------------------------------------------------------------------
    3-YEAR                                       #342 of    #373 of    #375 of
                                                510 funds  510 funds  510 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX-MONTH PERIOD, KEMPER VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                               CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN                                $0.23    $0.23    $0.23
--------------------------------------------------------------------------------

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
[Style-size Box]

Source: Morningstar, Inc. Chicago, IL. (312)696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups. THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER VALUE+GROWTH FUND IN THE LARGE BLEND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[TYMOCZKO PHOTO]

LEAD PORTFOLIO MANAGER ROBERT TYMOCZKO IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' QUANTITATIVE GROUP. HE RECEIVED A BACHELOR'S DEGREE IN QUANTITATIVE ECONOMICS FROM STANFORD UNIVERSITY AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO WITH CONCENTRATIONS IN FINANCE AND ECONOMETRICS.

PORTFOLIO MANAGER SHAHRAM TAJBAKHSH ALSO CONTRIBUTES 7 YEARS OF QUANTITATIVE INVESTMENT EXPERIENCE TO THE FUND.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE SEMIANNUAL PERIOD, THE MARKETS SHIFTED DIRECTION, WITH GROWTH STOCKS GIVING WAY TO VALUE STOCKS. LEAD PORTFOLIO MANAGER ROBERT TYMOCZKO DISCUSSES HOW THE FUND PERFORMED IN THIS CHANGING MARKET CLIMATE.

Q     HOW MUCH DID THE FUND EARN DURING THE SEMIANNUAL PERIOD?

A     For the six months ending May 31, 1999, Kemper Value+Growth Fund gained
8.18 percent (Class A shares, unadjusted for any sales charges). In comparison, the Russell 1000 Growth Index climbed 12.53 percent, and the average for the Lipper Growth and Income Category was 11.05 percent.

     While we know that some shareholders may be disappointed if the fund doesn't outperform its benchmarks -- even over shorter time periods -- we encourage a long-term focus.

Q    BEFORE YOU DISCUSS THE FUND IN GREATER DETAIL, COULD YOU PROVIDE US WITH AN
OVERVIEW OF THE MARKET CLIMATE?

A    The market shifted considerably during the semiannual period. When the fund's fiscal year began on December 1, 1998, there was a general climate of optimism surrounding the economy. Inflation, unemployment, and interest rates were low, and consumer confidence was high.

     Because the stock market had experienced a great deal of volatility in the previous months, many investors were reluctant to stray far from the perceived stability of mega-cap, household-name growth stocks. As a result, for the first four months of the fiscal year, the markets continued to be very narrow. (See Terms To Know on page 8.) People were willing to pay extraordinarily high prices for a few favored growth stocks. Meanwhile, although many value-style and smaller-cap stocks provided excellent fundamentals at more attractive prices, they enjoyed scant attention.

Enthusiasm about the Internet also drove the market during the


VALUE STOCKS GAINED GROUND ON GROWTH STOCKS
AS THE SEMIANNUAL PERIOD PROGRESSED
TOTAL RETURNS FOR THE SIX MONTHS ENDING MAY 31, 1999

                                  [BAR GRAPH]

                                                                      12/1/98-2/28/99                    2/28/99-5/31/99
                                                                      ---------------                    ---------------
Growth                                                                     10.37                               2.16
Value                                                                       3.04                              10.38

As the chart above shows, value stocks came back strong during the second half of the semiannual period, to close the gap -- and even surpass -- growth stocks.

GROWTH STOCKS ARE REPRESENTED BY THE RUSSELL 1000 GROWTH INDEX. VALUE STOCKS ARE REPRESENTED BY THE RUSSELL 1000 VALUE INDEX. INDEXES ARE UNMANAGED POOLS OF STOCKS THAT ARE NOT AVAILABLE FOR DIRECT INVESTMENT, AND DO NOT REPRESENT THE PERFORMANCE OF ANY KEMPER FUND. PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE UPDATE

first months of the semiannual period. Technology stocks plowed forward, often propelled by the speculation of inexperienced investors. Here, too, there was minimal focus on valuations.

    Then, in April, the tide began to turn. The rosy domestic economic climate began to fade, due to concerns about rising rates and potentially higher inflation. Investors began to pull back from highly priced, mega-cap growth names and returned to value stocks. Mid-caps and more-cyclically-oriented stocks gained ground. Investors displayed greater rationality, and company fundamentals became a more important factor in stock prices. Consistent with the market's change of direction, many of the highest-priced Internet stocks also corrected.

Q    WHAT WORKED OUT WELL FOR THE FUND?

A    We're pleased to report that our disciplined approach to valuations translated into gains for the shareholders. As we noted last winter in the previous shareholder report, although growth stocks were dominating the market, we felt that it would be prudent to hold fairly equal growth and value allocations. Thanks to a balanced approach, the fund was well positioned when the market favored value in the second quarter of 1999. In fact, while many of the fund's value holdings suffered during the first portion of the semiannual period, they rebounded dramatically in the final months, contributing positive performance for the period as a whole.

     Technology stocks also enhanced returns. Because our stock-selection process led us to many attractive technology companies, we had a higher degree of exposure to technology stocks than our benchmark, the Russell 1000 Index. This helped bolster our relative performance.

     Among our individual holdings, standout performers included Sun Microsystems, PSINet, and CMGI, Inc. Each has been a beneficiary of Internet expansion. Sun Microsystems, a dominant provider of network software, is playing a leading role in building the Internet's infrastructure. PSINet offers Internet data connectivity, and CMGI is a venture capital firm that invests in Internet companies.

Q     DO YOU STILL HOLD THOSE STOCKS?

A     We continue to hold both Sun Microsystems and PSINet, but have sold CMGI.
Our buying and selling of that stock does a nice job highlighting where our quantitative approach can add value. We purchased the stock in September, 1998, before its stock price shot up. As its price rose, our models signaled that we should pare our exposure and capture profits. This proved profitable -- CMGI's price was not sustainable, and the stock corrected sharply. We, however, had already eliminated it from the portfolio.

Q     WHAT ABOUT OTHER INTERNET STOCKS?

A     In general terms, we don't carry a lot of exposure to pure-play Internet stocks. That's because our quantitative discipline requires a stock to satisfy exacting criteria. Simply put, the majority of Internet stocks haven't yet delivered the numbers we'd need to see. Also, even when it comes to growth stocks, we pay close attention to valuations. During the semiannual period, many Internet stocks were trading at valuations that we believed were dangerously high.

Q     WHAT FACTORS CAUSED THE FUND TO LAG?

A     Our decision to favor mid-cap stocks over the largest-of-the-large-caps hindered performance. We believed that the valuations of many of the mega-cap growth stocks were unsustainably and unreasonably high, and that there were more attractive opportunities among mid-caps. And although the market has begun to broaden out to include more mid- and small-cap leaders, this broadening did not occur soon enough in the semiannual period.

     Relative to our benchmark, we invested a greater percentage of assets in financial-service stocks, and a lesser amount in telecommunications stocks. These decisions caused the fund to lag. As a group, financial-service stocks faltered when rising interest rates began to loom. Meanwhile, telecommunications stocks have generally enjoyed impressive gains. Many are beneficiaries to the growth of the Internet and electronic commerce. But, many of the leading telecommunications companies also carried high price tags. Consistent with our valuation-conscious strategy, we were cautious about adding overly large positions.

     In terms of individual stocks, there naturally will be some that falter, particularly when we're considering shorter time periods, such as this semiannual one. Positions in Consolidated Graphics (corporate printing services), LaFarge (construction materials) and Tech Data (hardware and software distributor) were among those that slowed the fund's pace. However, because we believe in their longer-term potential, we continue to hold those stocks. In fact, Tech Data gained considerable ground in the last months of the semiannual period. We think that this company offers great fundamen-

PERFORMANCE UPDATE

tals and still may have plenty of room to move upward. Stocks like LaFarge, meanwhile, provide us with exposure to cyclicals, at an extremely attractive price.

Q     PLEASE GIVE US A BROAD OVERVIEW OF THE PORTFOLIO.

A     We currently hold 242 stocks from a variety of industry sectors. We've invested approximately half of the portfolio in value stocks and half in growth stocks. The greatest percentage of our assets are in technology (such as Intel, Microsoft), consumer nondurable (Wal-Mart Stores, Carnival) and financial-services stocks (Charles Schwab, NAC Re). Generally, we've preferred mid-cap stocks to mega-caps or small-caps, though the portfolio includes stocks with a variety of market caps.

     The portfolio's growth potential compares favorably to its benchmark, the Russell 1000 Index. The fund's price-to-earnings ratio is about three-quarters that of the index, while its earnings-per-share growth rate is higher than the benchmark's. In other words, we're paying less than the market for growth potential that exceeds the market.

Q     WHY INCLUDE BOTH GROWTH AND VALUE STOCKS IN ONE PORTFOLIO?

A     We provide diversification and balance by investing in both value and growth stocks. As you may know, diversification is a well-recognized strategy for managing risk. When you invest in different asset classes -- stocks, bonds, cash -- you gain one level of diversification. However, as the recent shift in market direction emphasizes, you should also diversify your stock holdings. Typically, growth and value stocks have performed countercyclically, rising and falling at different times. When you have both growth and value stocks in a portfolio, you have the potential to capture performance in different market climates.

Q     HOW DO YOU DECIDE HOW MUCH TO INVEST IN GROWTH AND VALUE STOCKS?

A     In order to determine the growth/value allocation, we consider not only where the markets are, but also where we believe they are going. We evaluate economic trends, such as inflation and interest rates, as well as market trends, such as stock price trends and valuations.

     Throughout the semiannual period, we've kept the balance fairly steady. At points, we increased the fund's growth-stock allocation to about 55 percent. But, as the economic and market climates changed, our analysis indicated that the fund would be well served by increasing our value exposure. Accordingly, in March, we brought the allocation to value stocks back up to about 50 percent.

Q     TELL US MORE ABOUT THE FUND'S QUANTITATIVE APPROACH.

A     We use sophisticated, proprietary computer-driven models developed by
Scudder Kemper Investments, Inc. Quantitative Products Group. These models leverage more than a decade of development, testing and real-time implementation, and organize data on thousands of stocks.

  Because different measures are appropriate for growth and value stocks, we have designed style-specific models. Momentum characteristics, such as earnings-per-share growth, drive our growth-stock model. Meanwhile, our value-stock model emphasizes valuation statistics, such as low price-to-earnings and price-to-book ratios. Of course, both models look at many of the same factors, but weigh them differently.

Q     WHAT ARE THE POTENTIAL BENEFITS OF YOUR QUANTITATIVE STOCK-SELECTION
PROCESS?

A     We believe that our quantitative investment strategy offers many potential advantages. These include:

     - DISCIPLINE. Reason, not emotion, drives our stock-selection approach. Far too often, investors get caught up in trends and lose sight of fundamentals. Our quantitative approach supports a clear-headed, numbers-driven strategy. In a volatile market environment, we believe that this rational approach is particularly important.


KEMPER VALUE+GROWTH FUND: HIGHER GROWTH POTENTIAL
FOR A LOWER PRICE AS OF 5/31/99

                                              KEMPER
                                           VALUE+GROWTH         RUSSELL 1000
                                               FUND                INDEX
-----------------------------------------------------------------------------------
    EARNINGS-PER-SHARE GROWTH RATE             17.55%               15.39%
-----------------------------------------------------------------------------------
    WEIGHTED AVERAGE MARKET CAP            $31,192 million      $78,912 million
-----------------------------------------------------------------------------------
    PRICE-TO-EARNINGS RATIO                    21.89                30.83
-----------------------------------------------------------------------------------

PERFORMANCE UPDATE

- IN-DEPTH, INDEPENDENT RESEARCH. We'd rather rely on our own thorough data than on the uncertain, incomplete rumors that drive many investors. Our quantitative models allow us to track and organize data on the 1,500 stocks in the fund's universe, with a very high degree of detail.

- TEAMWORK. Our models represent the collaborative effort of countless individuals across Scudder Kemper Investments. Researchers, analysts and portfolio managers, as well as many others, play an important role in building, enhancing and maintaining the models.

- DOWNSIDE RISK MANAGEMENT THROUGH DIVERSIFICATION. For ample diversification, the fund currently holds close to 250 stocks, more than many other funds. Our quantitative models provide us with the resources that we need to scrutinize each stock we hold.

- MANAGEMENT, AT THE PORTFOLIO LEVEL. Our models don't just evaluate the risk/reward potential of individual stocks, but also analyze how those stocks could work together. This gives us an additional tool to manage risk.

Q    IN THE PREVIOUS SHAREHOLDER REPORT, YOU NOTED THAT YOU WERE TAKING A
CAUTIOUS APPROACH. DOES YOUR OUTLOOK REMAIN CONSERVATIVE?

A    Yes, we remain cautious. We do feel that the recent broadening of the market and investors' increased attention to valuations and fundamentals are positive changes. We anticipate that the horizon for value stocks would likely improve in this less-narrow, more-cyclical environment.

     We continue to believe that the prices of many leading growth stocks are detached from their long-term fundamental strength, and that, overall, the market continues to be overvalued. We are attuned to the possible impact that inflation, rising interest rates, and strengthening foreign economies could have on both overall domestic growth, as well as on the portfolio.

     Despite these concerns, we firmly believe that a rational, disciplined approach to stock-selection offers investors compelling opportunities. As we move into the second half of the fiscal year, we look forward to applying the resources of Scudder Kemper Investments to help the fund's shareholders pursue their long-term investment goals.

TERMS TO KNOW

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

NARROW MARKET Describes a stock market environment where only a few stocks perform strongly, while the majority struggle.

PRICE-TO-EARNINGS (P/E) RATIO A company's stock price divided by its earnings per share for the past four quarters, also referred to as its multiple.

VALUE STOCK Value stocks are considered to be "bargain stocks" because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments impacting the company.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 1999, and November 30, 1998.

                        [SIX-MONTH COMPARISON BAR GRAPH]

                                                                KEMPER VALUE+GROWTH FUND ON        KEMPER VALUE+GROWTH FUND ON
                                                                          5/31/99                            11/30/98
CONSUMER NON-DURABLES                                                      27.60                              22.10

TECHNOLOGY                                                                 17.80                              19.90

FINANCE                                                                    17.40                              22.80

HEALTH CARE                                                                10.20                              11.00

BASIC INDUSTRIES                                                            9.30                               5.10

CONSUMER DURABLES                                                           6.30                               4.80

UTILITIES                                                                   6.00                               1.00

TRANSPORTATION                                                              2.30                               2.40

ENERGY                                                                      2.00                               2.80

CAPITAL GOODS                                                               1.10                               8.10

A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on May 31, 1999, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

               [COMPARISON WITH THE RUSSELL 1000 INDEX BAR GRAPH]

                                                                KEMPER VALUE+GROWTH FUND ON
                                                                          5/31/99                 RUSSELL 1000 INDEX ON 5/31/9
CONSUMER NON-DURABLES                                                      27.60                              19.50

TECHNOLOGY                                                                 17.80                              20.10

FINANCE                                                                    17.40                              17.80

HEALTH CARE                                                                10.20                              11.20

BASIC INDUSTRIES                                                            9.30                               3.40

CONSUMER DURABLES                                                           6.30                               2.00

UTILITIES                                                                   6.00                              11.30

TRANSPORTATION                                                              2.30                               1.10

ENERGY                                                                      2.00                               5.80

CAPITAL GOODS                                                               1.10                               7.80

* THE RUSSELL 1000 INDEX IS AN UNMANAGED INDEX COMPRISED OF 1000 OF THE LARGEST CAPITALIZED U.S. COMPANIES WHOSE COMMON STOCKS TRADE IN THE U.S. ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THIS LARGE-CAP, MARKET-ORIENTED INDEX IS HIGHLY CORRELATED WITH THE S&P 500 STOCK INDEX.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 14.8 percent of the fund's total common stocks on May 31, 1999.

--------------------------------------------------------------------------------------
HOLDINGS                                                                       PERCENT
--------------------------------------------------------------------------------------
1.          WAL-MART STORES               Large, global retailer, with           1.8%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          Stores operates Wal-Marts,
                                          Wal-Mart Supercenters, and Sam's
                                          Clubs. Sells branded merchandise
                                          under the Popular Mechanics,
                                          Better Homes & Gardens and Sam's
                                          American Choice labels.
--------------------------------------------------------------------------------------
2.          MICROSOFT                     Develops, markets and supports a       1.7%
                                          variety of microcomputer software,
                                          operating systems, language and
                                          application programs, related
                                          books and peripheral devices.
--------------------------------------------------------------------------------------
3.          INTEL                         Engaged in the design,                 1.6%
                                          development, manufacture and sale
                                          of advanced microcomputer
                                          components.
--------------------------------------------------------------------------------------
4.          CISCO SYSTEMS                 Large, comprehensive supplier of       1.6%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks.
--------------------------------------------------------------------------------------
5.          CHARLES SCHWAB                A holding company engaged in           1.5%
                                          securities brokerage and related
                                          financial services. Subsidiaries
                                          include Charles Schwab & Co., a
                                          discount brokerage firm, Mayer &
                                          Schweitzer; a provider of
                                          trade-execution services to
                                          institutional clients and
                                          broker-dealers; and Charles Schwab
                                          Investment Management, a mutual
                                          fund investment advisor.
--------------------------------------------------------------------------------------
6.          FLORIDA PROGRESS              Engaged in the generation,             1.5%
                                          transmission, distribution,
                                          purchase and sale of electrical
                                          power, as well as in coal mining
                                          and transportation.
--------------------------------------------------------------------------------------
7.          NAC RE                        Engaged in providing treaty and        1.5%
                                          facultative reinsurance to primary
                                          insurers of casualty risks and
                                          commercial and personal property
                                          risks.
--------------------------------------------------------------------------------------
8.          SUN MICROSYSTEMS              Provides high performance work         1.4%
                                          stations, servers and networking
                                          software for the engineering,
                                          scientific, commercial and
                                          technical industries.
--------------------------------------------------------------------------------------
9.          CARNIVAL                      Engaged in the operation of cruise     1.1%
                                          lines; also has resort and casino
                                          complex, hotels, transportation
                                          and tour businesses.
--------------------------------------------------------------------------------------
10.         WESTERN RESOURCES             Engaged in the transmission,           1.1%
                                          distribution and sale of electric
                                          energy and natural gas, as well as
                                          in the generation of electric
                                          energy.
--------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE+GROWTH FUND
Portfolio of Investments at May 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER
COMMON STOCKS                                                                                  OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--1.0%
                                      (a)AirTouch Communications, Inc.                         10,000      $ 1,005
                                      (a)MCI WorldCom, Inc.                                     4,400          380
                                      (a)Xircom, Inc.                                          11,800          298
                                         -----------------------------------------------------------------------------
                                                                                                             1,683
-----------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--1.0%
                                         Centex Construction Products, Inc.                     6,200          222
                                         Georgia Pacific Timber Group                          20,900          560
                                         LaFarge Corp.                                         10,100          338
                                         Lone Star Industries, Inc.                             9,200          328
                                         USG Corp.                                              4,700          266
                                         ------------------------------------------------------------------------------
                                                                                                             1,714
-----------------------------------------------------------------------------------------------------------------------

CONSUMER
DISCRETIONARY--13.6%
                                      (a)American Eagle Outfitters, Inc.                       23,800          971
                                         Burlington Coat Factory Warehouse Corp.               33,500          565
                                         Carnival Corp. "A"                                    43,000        1,763
                                         CBRL Group, Inc.                                      10,000          173
                                         CKE Restaurants, Inc.                                 16,940          311
                                         Dillard's, Inc.                                       30,300        1,064
                                         Family Dollar Stores, Inc.                            43,400          968
                                      (a)Federated Department Stores, Inc.                      8,700          474
                                      (a)Furniture Brands International, Inc.                  10,300          250
                                         GAP, Inc.                                              7,000          438
                                         Harley-Davidson, Inc.                                  8,800          449
                                         Home Depot, Inc.                                      22,000        1,251
                                         Kellwood Co.                                          22,900          544
                                      (a)Kohl's Corp.                                           8,300          566
                                         Liz Claiborne, Inc.                                    6,200          223
                                         Lowe's Companies, Inc.                                17,700          919
                                         McDonald's Corp.                                      10,000          385
                                      (a)Mohawk Industries, Inc.                               24,700          720
                                      (a)Neiman Marcus Group, Inc.                              6,300          174
                                         Newell Rubbermaid, Inc.                               19,600          794
                                      (a)O'Reilly Automotive                                    9,400          414
                                      (a)Premier Parks, Inc.                                   27,300          973
                                         Regis Corp.                                           30,150          728
                                      (a)Saks, Inc.                                            12,500          345
                                      (a)Scotts Company "A"                                     4,700          207
                                      (a)ShopKo Stores, Inc.                                   14,100          501
                                         Sotheby's Holdings, Inc. "A"                          17,500          664
                                      (a)Staples, Inc.                                          7,500          216
                                         TJX Companies, Inc.                                    8,000          240
                                      (a)Tommy Hilfiger Corp.                                  21,800        1,636
                                         Wal-Mart Stores, Inc.                                 66,400        2,830
                                         WestPoint Stevens, Inc.                                4,500          142
                                      (a)Williams-Sonoma, Inc.                                 13,800          412
                                      (a)Zale Corp.                                            14,600          563
                                         -----------------------------------------------------------------------------
                                                                                                            22,873

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER
                                                                                               OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--4.3%
                                         American Greeting Corp., "A"                          29,000     $    830
                                         Dexter Group                                           7,500          291
                                         Great Atlantic & Pacific Tea Company, Inc.            25,900          848
                                         Harman International Industries, Inc.                 19,600          870
                                         IMC Global, Inc.                                      12,000          251
                                         Philip Morris Companies, Inc.                         14,500          559
                                         Springs Industries, Inc. "A"                          22,600          895
                                         Unilever N.V.                                          5,357          350
                                         Universal Corp.                                       46,800        1,223
                                         UST, Inc.                                             27,600          842
                                         VF Corporation                                         6,000          276
                                         ------------------------------------------------------------------------------
                                                                                                             7,235
-----------------------------------------------------------------------------------------------------------------------

DURABLES--6.0%
                                         Arvin Industries, Inc.                                18,000          706
                                      (a)Ascend Communications, Inc.                           11,400        1,057
                                         Bandag, Inc.                                          20,500          706
                                         Borg-Warner Automotive, Inc.                           8,700          482
                                      (a)Cisco Systems, Inc.                                   23,400        2,548
                                         Ford Motor Co.                                        17,500          999
                                      (a)Jacobs Engineering Group, Inc.                         7,400          275
                                         Manitowoc Co., Inc.                                   14,100          479
                                         NACCO Industries, Inc. "A"                             6,300          470
                                      (a)Navistar International Corp.                           8,100          400
                                         Northrop Grumman Corp.                                 6,800          459
                                         Scientific-Atlanta, Inc.                               9,900          350
                                      (a)Sundstrand Corp.                                      10,900          754
                                         Superior Industries International, Inc.               15,000          374
                                         -----------------------------------------------------------------------------
                                                                                                            10,059
-----------------------------------------------------------------------------------------------------------------------

ENERGY--2.0%
                                         Ashland, Inc.                                         29,600        1,206
                                      (a)BP Amoco, plc.                                         4,962          532
                                         Fluor Corp.                                            7,800          291
                                         Helmerich & Payne, Inc.                               22,700          529
                                         K. N. Energy, Inc.                                     6,600          141
                                         Sunoco, Inc.                                          19,000          578
                                         -----------------------------------------------------------------------------
                                                                                                             3,277
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL--16.7%
                                         Allamerica Financial Corp.                             7,900          463
                                         Ambac Financial Group, Inc.                           12,700          740
                                         American General Corp.                                 6,500          470
                                         American National Insurance Co.                       23,600        1,682
                                      (a)Amerin Corp.                                           9,700          261
                                         Associates First Capital Corp.                         7,890          323
                                         Banc One Corp.                                         4,620          261
                                         Bank of America Corp.                                  8,331          539
                                      (a)BISYS Group, Inc.                                     24,100        1,323
                                         Capital One Finance Corp.                              3,600          542
                                         Chubb Corp.                                           10,200          715
                                         CMAC Investment Corp.                                 12,900          652
                                         Commerce Group, Inc.                                  12,000          278
                                      (a)Delphi Financial Group, Inc. "A"                      18,102          628
                                         Doral Financial Corp.                                 46,600          786
                                         Downey Financial Corp.                                16,100          354
                                         Enhance Financial Service Group, Inc.                 14,400          282
                                         FBL Financial Group, Inc.                             14,700          295
                                         Federal Home Loan Mortgage Corp.                      20,000        1,166
                                         Federal National Mortgage Association                 24,500        1,666
                                         Financial Security Assurance Holdings, Ltd.            8,100          460

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER
                                                                                               OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------
                                         First American Financial Co.                           5,000      $   82
                                         Fremont General Co.                                   16,800         356
                                         Harleysville Group, Inc.                              15,400         298
                                         Hartford Financial Services Group, Inc.               24,800       1,569
                                         Jefferson-Pilot Corp.                                 11,300         765
                                         KeyCorp                                                6,800         236
                                         LandAmerica Financial Group, Inc.                     21,100         605
                                         Liberty Financial Companies, Inc.                     15,500         405
                                      (a)Markel Corp.                                           8,800       1,661
                                         MBIA, Inc.                                             6,400         437
                                      (a)Mercury General Corp.                                  5,700         206
                                         NAC Re Corp.                                          42,900       2,341
                                         Ohio Casualty Corp.                                   23,200         883
                                         Orion Capital Corp.                                   17,200         502
                                         Providian Financial Corp.                              9,650         926
                                         Safeco Corp.                                          12,200         536
                                         Selective Insurance Group, Inc.                       15,900         300
                                         St. Paul Cos., Inc.                                    9,200         327
                                         Torchmark Corp.                                        7,000         234
                                         Transatlantic Holdings, Inc.                          11,400         854
                                         Waddell & Reed Financial, Inc.                         3,551          86
                                         Washington Mutual, Inc.                               12,544           9
                                         -----------------------------------------------------------------------------
                                                                                                           27,974
-----------------------------------------------------------------------------------------------------------------------

HEALTH--9.7%
                                         Abbott Laboratories                                   13,600         615
                                      (a)ALZA Corp. "A"                                        25,900         924
                                         American Home Products Corp.                           4,300         248
                                      (a)Amgen, Inc.                                           13,400         847
                                         AstraZeneca Group, PLC                                 6,659         262
                                      (a)Biogen, Inc.                                           3,400         371
                                         Bristol-Myers Squibb Co.                               4,000         275
                                         C.R. Bard, Inc.                                        9,800         448
                                         Cardinal Health, Inc.                                 16,387         989
                                      (a)Crescendo Pharmaceuticals Corp.                        1,800          27
                                         DENTSPLY International, Inc.                          10,500         284
                                         Eli Lilly & Co.                                       12,000         857
                                      (a)Express Scripts, Inc. "A"                              5,700         400
                                      (a)Forest Laboratories, Inc.                              4,000         191
                                      (a)ICOS Corp.                                            10,400         456
                                         McKesson HBOC, Inc.                                    7,400         252
                                      (a)MedImmune, Inc.                                       16,000       1,018
                                      (a)MedQuist, Inc.                                        14,100         518
                                         Merck & Co., Inc.                                     17,400       1,175
                                      (a)MiniMed, Inc.                                         17,400       1,028
                                      (a)Patterson Dental Co.                                   9,400         344
                                         Pfizer, Inc.                                           5,400         578
                                      (a)Quintiles Transnational Corp.                         13,300         540
                                         Schering-Plough Corp.                                 18,600         838
                                      (a)Sepracor, Inc.                                         7,300         465
                                      (a)Serologicals Corp.                                     9,800          78
                                      (a)Sierra Health Services, Inc.                          20,100         306
                                      (a)Universal Health Services, Inc.                        3,800         189
                                      (a)VISX, Inc.                                            31,000       1,610
                                         Warner-Lambert Co.                                     3,200         198
                                         -----------------------------------------------------------------------------
                                                                                                           16,331

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER
                                                                                               OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--8.5%
                                      (a)Alliant Techsystems, Inc.                             17,600     $  1,496
                                         Arch Chemicals, Inc.                                   9,650          222
                                         Barnes Group, Inc.                                    24,200          558
                                         B.F. Goodrich Co., Inc.                                3,900          158
                                         Carlisle Companies, Inc.                              11,300          528
                                         Cordant Technologies, Inc.                             6,200          301
                                         Emerson Electric Co.                                   5,400          345
                                         General Electric Co.                                  11,300        1,149
                                         Hughes Supply, Inc.                                   18,700          504
                                         Kaydon Corp.                                           5,200          173
                                         Kennametal, Inc.                                      22,900          651
                                      (a)Lexmark International Group, Inc. "A"                  5,000          681
                                         Lubrizol Corp.                                        18,400          506
                                         Millennium Chemicals, Inc.                             6,200          155
                                         Modine Manufacturing Co.                              39,700        1,275
                                      (a)Mueller Industries, Inc.                              15,300          444
                                         M.A. Hanna Co.                                        65,500          966
                                         OM Group, Inc.                                         8,700          325
                                         PE Corp-PE Biosystems Group                            2,100          235
                                         Pentair, Inc.                                          3,300          146
                                         Pitney Bowes, Inc.                                    12,000          765
                                         Teleflex, Inc.                                         4,600          201
                                         Thomas & Betts Corp.                                   5,900          253
                                         Timken Co.                                            19,900          409
                                         Tyco International, Ltd.                              18,108        1,582
                                      (a)UNOVA, Inc.                                           12,900          187
                                         ------------------------------------------------------------------------------
                                                                                                            14,215
-----------------------------------------------------------------------------------------------------------------------

METALS AND MINERALS--.4%
                                         AK Steel Holding Corp.                                 9,500          228
                                         USX-US Steel Group, Inc.                              17,300          466
                                         ------------------------------------------------------------------------------
                                                                                                               694
-----------------------------------------------------------------------------------------------------------------------

SERVICES INDUSTRIES--7.5%
                                         ABM Industries, Inc.                                  13,500          369
                                      (a)Affiliated Computer Services                          34,500        1,496
                                      (a)America Online, Inc.                                  13,000        1,552
                                         Banta Corp.                                           12,600          309
                                         Charles Schwab Corp.                                  23,400        2,476
                                      (a)Concord EFS, Inc.                                     15,600          528
                                      (a)Consolidated Graphics, Inc.                           29,500        1,361
                                      (a)DeVry, Inc.                                           11,400          254
                                      (a)Interim Services, Inc.                                 6,600          144
                                         John Wiley & Sons, Inc. "A"                           13,900          600
                                         Kelly Services, Inc. "A"                              23,800          690
                                         Merrill Lynch & Co., Inc.                              3,000          252
                                         Paychex, Inc.                                          6,300          187
                                         SEI Investments Co.                                    6,500          663
                                         Standard Register Co.                                 18,400          547
                                      (a)Swift Transportation Co., Inc.                        14,400          263
                                         Total System Services, Inc.                            6,400          119
                                         Wallace Computer Services, Inc.                       19,400          445
                                         Waste Management, Inc.                                 7,217          382
                                         -----------------------------------------------------------------------------
                                                                                                            12,637

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER
                                                                                               OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--17.1%
                                      (a)Applied Materials, Inc.                                9,800     $    538
                                      (a)BMC Software, Inc.                                    10,100          499
                                      (a)Celera Genomics                                        1,050           18
                                      (a)Citrix Systems, Inc.                                  26,800        1,325
                                         Compaq Computer Corp.                                 19,200          455
                                      (a)Computer Sciences Corp.                               26,300        1,701
                                      (a)Compuware Corp.                                       18,000          559
                                         Dallas Semiconductor Corp.                            15,200          661
                                      (a)Dell Computer Corp.                                   30,000        1,033
                                      (a)EMC Corp.                                              5,400          538
                                      (a)Gateway 2000, Inc.                                     8,500          517
                                      (a)Gentex Corp.                                          11,100          333
                                         Intel Corp.                                           49,000        2,649
                                      (a)Intuit, Inc.                                           9,800          798
                                      (a)Jabil Circuit                                         28,000        1,351
                                         Jack Henry & Associates, Inc.                         11,300          399
                                      (a)Legato Systems, Inc.                                  15,000          821
                                         Mercury Interactive Corp.                             16,600          546
                                      (a)Microsoft Corp.                                       34,600        2,792
                                         National Computer Corp.                                8,200          256
                                      (a)Network Appliance, Inc.                                6,600          311
                                      (a)Orbital Sciences Corp.                                 4,600          104
                                      (a)PMC-Sierra, Inc.                                       7,600          369
                                      (a)PSINet, Inc.                                          19,700          877
                                      (a)QLogic Corp.                                           8,400          922
                                      (a)Quantum Corp.                                          7,000          139
                                         Reynolds and Reynolds Co.                             30,400          665
                                      (a)Smart Modular Technologies                            14,100          212
                                      (a)Solectron Corp.                                       21,900        1,199
                                      (a)Sun Microsystems, Inc.                                38,200        2,283
                                         Symbol Technologies, Inc.                             10,400          520
                                      (a)Tech Data Corp.                                       31,500        1,159
                                      (a)Teradyne, Inc.                                         5,000          264
                                      (a)Veritas Software                                      11,500        1,015
                                      (a)Xilinx, Inc.                                          17,300          769
                                         -----------------------------------------------------------------------------
                                                                                                            28,597
----------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--2.2%
                                      (a)Alaska Air Group, Inc.                                12,400          515
                                         Alexander & Baldwin, Inc.                             18,200          412
                                         CSX Corp.                                             18,800          882
                                         Delta Air Lines, Inc.                                 15,000          861
                                         Trinity Industries, Inc.                              13,900          433
                                         Werner Enterprises, Inc.                              30,200          583
                                         -----------------------------------------------------------------------------
                                                                                                             3,686

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER
                                                                                               OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--5.7%
                                         Carolina Power & Light Co.                            35,400     $  1,549
                                         Consolidated Edison, Inc.                              9,600          466
                                         FirstEnergy Corp.                                     43,700        1,390
                                         Florida Progress Corp.                                55,900        2,344
                                         New England Electric System                           24,400        1,222
                                         ONEOK, Inc.                                           28,900          867
                                         Western Resources, Inc.                               59,800        1,738
                                         -----------------------------------------------------------------------------
                                                                                                             9,576
                                         -----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--95.7%
                                         (Cost: $135,684)                                                  160,551
                                         -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


MONEY MARKET INSTRUMENTS--4.3%
                                      (b)Repurchase Agreement
                                           State Street Bank and Trust Company,
                                           dated 5/31/99, 4.80%, due 6/1/99                    $  591          591
                                         Commercial paper
                                           Yield--4.73% to 5.00%
                                           Due--June 1999                                       6,600        6,596
                                         -----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--4.3%
                                         (Cost: $7,187)                                                      7,187
                                         -----------------------------------------------------------------------------
                                         TOTAL INVESTMENT PORTFOLIO--100%
                                         (Cost: $142,871)                                                 $167,738
                                         -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $142,871,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $32,007,000, the gross unrealized depreciation was $7,140,000 and the net unrealized appreciation on investments was $24,867,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments at value
(Cost: $142,871)                                                $167,738
------------------------------------------------------------------------
Cash                                                                   1
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                    89
------------------------------------------------------------------------
  Dividends                                                          227
------------------------------------------------------------------------
    TOTAL ASSETS                                                 168,055
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               151
------------------------------------------------------------------------
  Management fee                                                      88
------------------------------------------------------------------------
  Distribution services fee                                           76
------------------------------------------------------------------------
  Administrative services fee                                         61
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             131
------------------------------------------------------------------------
  Trustees' fees                                                       5
------------------------------------------------------------------------
    Total liabilities                                                512
------------------------------------------------------------------------
NET ASSETS                                                      $167,543
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $132,796
------------------------------------------------------------------------
Undistributed net realized gain on investments                     9,880
------------------------------------------------------------------------
Net unrealized appreciation on investments                        24,867
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $167,543
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($88,914 /
  5,271 shares outstanding)                                       $16.87
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $17.90
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($70,852 /
  4,333 shares outstanding)                                       $16.36
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($7,777 / 476
  shares outstanding)                                             $16.36
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1999 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                       $   861
-----------------------------------------------------------------------
Interest                                                            161
-----------------------------------------------------------------------
    Total investment income                                       1,022
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    561
-----------------------------------------------------------------------
  Distribution services fee                                         281
-----------------------------------------------------------------------
  Administrative services fee                                       188
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            363
-----------------------------------------------------------------------
  Professional fees                                                  22
-----------------------------------------------------------------------
  Reports to shareholders                                            73
-----------------------------------------------------------------------
  Registration fees                                                  11
-----------------------------------------------------------------------
  Trustees' fees and other                                           10
-----------------------------------------------------------------------
    Total expenses before expense waiver                          1,509
-----------------------------------------------------------------------
Less expenses waived and absorbed by investment manager             (57)
-----------------------------------------------------------------------
    Total expenses after waiver                                   1,452
-----------------------------------------------------------------------
NET INVESTMENT LOSS                                                (430)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments                       9,946
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            2,367
-----------------------------------------------------------------------
Net gain on investments                                          12,313
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $11,883
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED                   YEAR
                                                                  MAY 31,                 ENDED
                                                                   1999                NOVEMBER 30,
                                                                (UNAUDITED)                1998
---------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment loss                                            $   (430)                  (213)
---------------------------------------------------------------------------------------------------
  Net realized gain                                                 9,946                  2,115
---------------------------------------------------------------------------------------------------
  Changes in net unrealized appreciation                            2,367                 10,221
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               11,883                 12,123
---------------------------------------------------------------------------------------------------
Distribution from net realized gain                                (2,145)                (3,455)
---------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       13,014                 38,382
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       22,752                 47,050
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                                               144,791                 97,741
---------------------------------------------------------------------------------------------------
END OF PERIOD                                                    $167,543                144,791
---------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Value+Growth Fund (the fund) is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less on a valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated

NOTES TO FINANCIAL STATEMENTS

                             investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $561,000 for the six months ended May 31, 1999.

                             Scudder Kemper has agreed to waive certain operating expenses of the fund. Under this arrangement, Scudder Kemper waived expenses of $57,000 for the six months ended May 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 1999 are $27,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees (after an expense waiver by Scudder Kemper) and CDSC received by KDI for the six months ended May 31, 1999 are $307,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended May 31, 1999 are $188,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $283,000 for the six months ended May 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the six months ended May 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $51,985

                             Proceeds from sales                          42,389

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                        SIX MONTHS                    YEAR ENDED
                                                                    ENDED MAY 31, 1999             NOVEMBER 30, 1998
                                                                   ---------------------         ---------------------
                                                                   SHARE         AMOUNT          SHARE         AMOUNT
                                       SHARES SOLD
                                        Class A                     1,378       $ 23,402          2,280       $ 35,097
                                       -------------------------------------------------------------------------------
                                        Class B                       947         15,182          1,752         26,217
                                       -------------------------------------------------------------------------------
                                        Class C                       189          3,026            262          3,913
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                        68          1,082            126          1,770
                                       -------------------------------------------------------------------------------
                                        Class B                        59            913            105          1,448
                                       -------------------------------------------------------------------------------
                                        Class C                         6             90              7            101
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                    (1,186)       (19,772)        (1,317)       (20,082)
                                       -------------------------------------------------------------------------------
                                        Class B                      (552)        (9,375)          (593)        (8,765)
                                       -------------------------------------------------------------------------------
                                        Class C                       (96)        (1,534)           (86)        (1,317)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                       162          2,146            200          3,036
                                       -------------------------------------------------------------------------------
                                        Class B                      (165)        (2,146)          (204)        (3,036)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                      $ 13,014                      $ 38,382
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------------
                                                                CLASS A
                                           --------------------------------------------------
                                           SIX MONTHS    YEAR ENDED NOVEMBER      OCTOBER 16
                                             ENDED               30,                  TO
                                            MAY 31,     ----------------------   NOVEMBER 30,
                                              1999       1998    1997    1996        1995
---------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $15.82      14.62   12.95   10.02       9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.01)       .01     .02     .05        .02
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.29       1.69    2.48    2.88        .50
---------------------------------------------------------------------------------------------
Total from investment operations               1.28       1.70    2.50    2.93        .52
---------------------------------------------------------------------------------------------
Less distribution from net realized gain        .23        .50     .83      --         --
---------------------------------------------------------------------------------------------
Net asset value, end of period               $16.87      15.82   14.62   12.95      10.02
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  8.18%     12.06   20.83   29.24       5.47
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       1.42%      1.42    1.41    1.47       1.35
---------------------------------------------------------------------------------------------
Net investment income (loss)                   (.15)%      .22     .35     .43       2.25
---------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       1.42%      1.42    1.41    1.59       1.35
---------------------------------------------------------------------------------------------
Net investment income (loss)                   (.15)%      .22     .35     .31       2.25
---------------------------------------------------------------------------------------------

                                           --------------------------------------------------
                                                                CLASS B
                                           --------------------------------------------------
                                           SIX MONTHS    YEAR ENDED NOVEMBER      OCTOBER 16
                                             ENDED               30,                  TO
                                            MAY 31,     ----------------------   NOVEMBER 30,
                                              1999       1998    1997    1996        1995
---------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $15.40      14.37   12.83   10.02       9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.08)      (.07)   (.07)   (.04)       .02
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.27       1.60    2.44    2.85        .50
---------------------------------------------------------------------------------------------
Total from investment operations               1.19       1.53    2.37    2.81        .52
---------------------------------------------------------------------------------------------
Less distribution from net realized gain        .23        .50     .83      --         --
---------------------------------------------------------------------------------------------
Net asset value, end of period               $16.36      15.40   14.37   12.83      10.02
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.82%     11.06   19.96   28.04       5.47
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       2.25%      2.27    2.27    2.27       2.10
---------------------------------------------------------------------------------------------
Net investment income (loss)                   (.98)%     (.63)   (.51)   (.37)      1.50
---------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       2.36%      2.38    2.32    2.44       2.10
---------------------------------------------------------------------------------------------
Net investment income (loss)                  (1.09)%     (.74)   (.56)   (.54)      1.50
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------------
                                                                  CLASS C
                                           ------------------------------------------------------
                                           SIX MONTHS                                 OCTOBER 16
                                             ENDED       YEAR ENDED NOVEMBER 30,          TO
                                            MAY 31,     --------------------------   NOVEMBER 30,
                                              1999       1998      1997     1996         1995
-------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $15.40      14.37    12.84     10.01       9.50
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.07)      (.04)    (.05)     (.04)       .01
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain              1.26       1.57     2.41      2.87        .50
-------------------------------------------------------------------------------------------------
Total from investment operations                1.19       1.53     2.36      2.83        .51
-------------------------------------------------------------------------------------------------
Less distribution from net realized gain         .23        .50      .83        --         --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                $16.36      15.40    14.37     12.84      10.01
-------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   7.82%     11.06    19.86     28.27       5.37
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                        2.17%      2.16     2.15      2.22       2.07
-------------------------------------------------------------------------------------------------
Net investment income (loss)                    (.90)%     (.52)    (.39)     (.32)      1.53
-------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------
Expenses                                        2.71%      2.70     2.16      2.35       2.07
-------------------------------------------------------------------------------------------------
Net investment income (loss)                   (1.44)%     1.06     (.40)     (.45)      1.53
-------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------

                                           SIX MONTHS                                 OCTOBER 16
                                             ENDED       YEAR ENDED NOVEMBER 30,          TO
                                            MAY 31,     --------------------------   NOVEMBER 30,
                                              1999       1998      1997     1996         1995
-------------------------------------------------------------------------------------------------
Net assets at end of period (in
  thousands)                                $167,543    144,791   97,741   339,092      5,851
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              55%        92       56        82         --
-------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the period ended May 31, 1999 was determined based on average shares outstanding. Data for the period ended May 31, 1999 is unaudited.

Scudder Kemper agreed to temporarily waive certain operating expenses of the fund during the periods ended November 30, 1996 through May 31, 1999. The other ratios to average net assets are computed without this waiver. Certain amounts for the fiscal period ended November 30, 1998 have been reclassified to conform to May 31, 1999 presentation.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Value+Growth Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      4,902,763   76,476   192,728

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                      Broker
         For     Against   Abstain   Non-Votes
      3,619,835  218,367   332,137   1,001,628

Investment policies

                                      Broker
         For     Against   Abstain   Non-Votes
      3,620,840  217,362   332,137   1,001,628

Diversification

                                      Broker
         For     Against   Abstain   Non-Votes
      3,625,360  212,842   332,137   1,001,628

Borrowing

                                      Broker
         For     Against   Abstain   Non-Votes
      3,622,564  215,638   332,137   1,001,628

Senior securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,625,356  212,846   332,137   1,001,628

Concentration

                                      Broker
         For     Against   Abstain   Non-Votes
      3,625,379  212,823   332,137   1,001,628

Underwriting of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,625,379  212,823   332,137   1,001,628

Investment in real estate

                                      Broker
         For     Against   Abstain   Non-Votes
      3,625,379  212,823   332,137   1,001,628

Purchase of commodities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,624,160  214,042   332,137   1,001,628

Lending

                                      Broker
         For     Against   Abstain   Non-Votes
      3,618,929  219,273   332,137   1,001,628

Margin purchases and short sales

                                      Broker
         For     Against   Abstain   Non-Votes
      3,615,461  222,741   332,137   1,001,628

Pledging of assets

                                      Broker
         For     Against   Abstain   Non-Votes
      3,617,647  220,555   332,137   1,001,628

Purchases of securities

                                      Broker
         For     Against   Abstain   Non-Votes
      3,625,419  212,783   332,137   1,001,628

Purchases of options and warrants

                                      Broker
         For     Against   Abstain   Non-Votes
      3,622,230  215,972   332,137   1,001,628

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS



TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK CASADY
Trustee                           President

LEWIS A. BURNHAM                  PHILIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           PHILIP FORTUNA
                                  Vice President
DONALD R. JONES
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
CORNELIA SMALL
Trustee and Vice President        MAUREEN E. KANE
                                  Assistant Secretary
WILLIAM P. SOMMERS
Trustee                           CAROLINE PEARSON
                                  Assistant Secretary

                                  ELIZABETH C. WERTH
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer




--------------------------------------------------------------------------------
LEGAL COUNSEL             VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                          222 North LaSalle Street
                          Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER               KEMPER SERVICE COMPANY
SERVICE AGENT             P.O. Box 419557
                          Kansas City, MO 64141
--------------------------------------------------------------------------------
TRANSFER AGENT            INVESTORS FIDUCIARY TRUST COMPANY
                          801 Pennsylvania Avenue
                          Kansas City, MO 64105
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CUSTODIAN                 STATE STREET BANK AND TRUST COMPANY
                          225 Franklin Street
                          Boston, MA 02110
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PRINCIPAL                 KEMPER DISTRIBUTORS, INC.
UNDERWRITER               222 South Riverside Plaza   Chicago, IL 60606
                          www.kemper.com



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Long-term investing in a short-term world(SM)

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KVGF - 3 (7/27/99) 1080090